                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2005

                          WILMINGTON TRUST CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                                 1-14659                           51-0328154
------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)   (Commission File Number)     (IRS Employer Identification Number)

      Wilmington Trust Corporation
           Rodney Square North
        1100 North Market Street
          Wilmington, Delaware                        19890
--------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (302) 651-1000
                                                   -----------------------------

________________________________________________________________________________
         (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At the annual meeting of shareholders of Wilmington Trust Corporation ("WTC") held on April 21, 2005, WTC's shareholders approved its 2005 Long-Term Incentive Plan. That plan is designed to encourage and facilitate ownership of WTC's stock by, and provide additional incentive compensation based on appreciation of that stock to, key staff members, directors, advisory board members, and consultants of WTC and its affiliates. The plan provides for the grant of up to 4,000,000 shares of WTC's stock, continues until April 30, 2008, and is administered by the Compensation Committee of WTC's Board of Directors. The plan provides for the grant of incentive and non-statutory stock options, performance awards, restricted stock, restricted stock units, other stock-based awards, and payment of a portion of the annual retainer to WTC's Board of Directors in WTC stock.

This description is qualified by reference to the plan, which is attached as
Exhibit 10.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

WTC's press release reporting its results of operations and financial condition for the first quarter of 2005 was dated April 21, 2005, is attached hereto as
Exhibit 99, and is being furnished pursuant to Item 2.02 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WILMINGTON TRUST CORPORATION

Dated: April 22, 2005             By: /s/ Ted T. Cecala
                                      --------------------------------------
                                      Name: Ted T. Cecala,
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer
                                                   (Authorized Officer)

                                       2